SCHEDULE 14A
                                 (Rule 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14 (a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [X]
Check the appropriate box:
Preliminary Proxy Statement [X]
Confidential, for Use
of the Commission Only (as permitted by Rule 14a-6(e) (2) [ ]
Definitive Proxy Statement [ ]
Definitive Additional Materials [ ]
Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                   INTERCHANGE FINANCIAL SERVICES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     COMMITTEE TO PRESERVE SHAREHOLDER VALUE
--------------------------------------------------------------------------------
    (Name of Person (s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14 (a)-6(i) (4) and 0-11.

        1) Title of each class of securities to which transaction applies:

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           pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials

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[ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

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

                   INTERCHANGE FINANCIAL SERVICES CORPORATION

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 27, 2006

                                   ----------

        PROXY STATEMENT OF THE INTERCHANGE FINANCIAL SERVICES CORPORATION
            COMMITTEE TO PRESERVE SHAREHOLDER VALUE (THE "COMMITTEE")
                 [OPPOSES THE BOARD OF DIRECTORS OF INTERCHANGE
                         FINANCIAL SERVICES CORPORATION]

This Proxy Statement and WHITE proxy card are being furnished to holders of the common stock (the "Shareholders"),(the "Common Stock") of Interchange Financial Services Corporation (the "Company") a New Jersey Corporation, in connection with the solicitation of proxies (the "Proxy Solicitation") by the Interchange Financial Services Corporation Committee to Preserve Shareholder Value (the "Committee"). The Annual Meeting of Shareholders is to be held on April 27, 2006. Please refer to the Company's proxy statement for the time and location of this meeting (the "Annual Meeting"). Shareholders who own the Common Stock on March 3, 2006 will be entitled to vote ("Annual Meeting Record Date"). The Company's principal executive offices are located at Park 80 West/Plaza Two, Saddle Brook, New Jersey 07663.

At the Annual Meeting, the Company will be seeking (i) the election of five Directors for a term of three years or until a successor has been elected and qualified and (ii) ratification of the appointment of Deloitte & Touche, LLP independent auditors.

The Committee members own approximately 1,024,405 shares, which represents . % of the Company's outstanding Common Stock, as of , 2006, based upon the Company's Form 10-K filed for the period ending December 31, 2005 and are soliciting the votes of other Shareholders to elect two Directors for a three-year term at this year's Annual Meeting in opposition to the five (5) directors nominated for election by the Company. The Committee is soliciting your proxy in support of the election of Neal Axelrod (Axelrod) and Raymond Vanaria (Vanaria)(the "Committee Nominees") to the Company's Board of Directors.

The Committee consists of the Committee Nominees, Seidman and Associates, L.L.C.("SAL"), a New Jersey Limited Liability Company; Seidman Investment Partnership, L.P.; ("SIP"), a New Jersey Limited Partnership; Seidman Investment Partnership II, L.P.("SIP II"), a New Jersey Limited Partnership; Broad Park Investors, L.L.C., a New Jersey limited liability company ("Broad Park"), Federal Holdings, LLC ("Federal"), a New York Limited Liability Company; Pollack Investment Partnership, LP ("PIP"), a New Jersey Limited Partnership, Dennis Pollack ("Pollack"), and Lawrence Seidman ("Seidman"). This Proxy Statement and WHITE proxy card are being first mailed or furnished to Shareholders on or about March 10, 2006.

The Committee's goal is to preserve shareholder value. It is the opinion of the Committee that one of the best ways to accomplish this goal is through the representation of a significant shareholder on the Board of Directors. Mr. Seidman requested that the Board be expanded by one (1) and that a Committee representative be added to the Board. This would have avoided the need for a time-consuming and expensive proxy contest. The Company refused this request. Through representation on the Board of Directors, the Committee's Nominees would attempt to persuade the Board of Directors to: (i) accelerate the Company's share repurchase program; and (ii) retain an investment banker to determine the value of the Company in a sale versus remaining independent.

Remember, your last dated proxy is the only one that counts, so return the WHITE card even if you delivered a prior proxy. We urge you not to return any proxy card sent to you by the Company.

Your vote is important, no matter how many or how few shares you hold. If your shares are held in the name of a brokerage firm, bank, or nominee, only they can vote your shares, and only upon receipt of your specific instructions. Accordingly, please return the WHITE proxy card in the envelope provided by your Bank or Broker, or contact the person responsible for your account and give instructions for such shares to be voted for the Committee Nominees.

If your shares are registered in more than one name, the WHITE proxy card should be signed by all such persons to ensure that all shares are voted for the Committee's Nominees.

Please refer to the Company's proxy statement for a full description of management's proposals, the securities ownership of the Company, the share vote required to ratify each proposal, information about the Company's Officers and Directors, including compensation, information about the ratification of the appointment of Deloitte & Touche, LLP, as independent auditors and the date by which Shareholders must submit proposals for inclusion at the next Annual Meeting.

Holders of record of shares of Common Stock on the Annual Meeting Record Date are urged to submit a proxy even if such shares have been sold after that date. The number of shares of Common Stock outstanding as of the Annual Meeting Record Date is disclosed in the Company's proxy statement. Each share of Common Stock is entitled to one vote at the Annual Meeting.

If you have any questions or need assistance in voting your shares, please call:

                                D. F. King & Co.
                             Attn: Richard Grubaugh
                                 48 Wall Street
                            New York, New York 10005
                         (Call Toll Free (888)628-8208)

                              THE COMMITTEE'S GOAL:
                               MAXIMIZE THE VALUE
                         OF THE COMPANY'S STOCK FOR ALL

The Committee believes its fellow Shareholders have the same goal: to maximize the value of the Company's stock they purchased. The Committee believes that the Company should immediately retain an investment banker to analyze the Company's value in a sale versus remaining independent to assist the Company's Board in reaching an informed decision on how to maximize shareholder value. An investment banking firm would be able to provide the Board with invaluable statistical and market data that the Company could not obtain on its own. This information should assist the Board in making an informed financial decision. In addition, the investment banker would be asked to evaluate whether the Company can make in-market acquisitions that are accretive (acquisitions that will add to the earnings per share of the Company within one year) and hopefully suggest ways to improve the Company's efficiency ratio.

If the Company cannot grow through accretive acquisitions, the goal to maximize value can be accomplished most effectively by selling or merging the Company. The only way the Committee can be assured that its proposals receive appropriate consideration is through Board representation. The Committee has urged management to pursue acquisition/merger discussions with potentially interested banks so the Company could properly compare the economic benefits of an acquisition of other financial institutions to a sale of the Company.

Mr. Anthony Abbate, (Abbate), President and Chief Executive Officer of the Company, at a breakfast meeting with Mr. Seidman, admitted that he was aware of several financial institutions willing to pay a significant premium to the Company's then trading price of approximately $17.00 per share. It was also discussed that at least one of the most interested possible buyers most likely would be acquired within the next two to three years. Such a transaction would provide the Shareholders with an opportunity for a second acquisition premium, or a "double dip." Mr. Abbate admitted that he was not interested in pursuing a sale of the Company because he just was not ready to retire.

No guarantee, or assurance, can be given that the Committee's proposals will result in a maximization of Shareholder value. It is simply, and solely, the Committee's opinion that these proposals are likely to produce positive results for all Shareholders.

                         MR. SEIDMAN'S BREAKFAST MEETING
                                 WITH MR. ABBATE

Prior to Mr. Seidman's filing of the original Schedule 13D on April 13, 2005, he had a breakfast meeting with Mr. Abbate. At this meeting, Messrs. Seidman and Abbate discussed ways to enhance shareholder value. Mr. Seidman requested that the size of the Company's Board be enlarged by one seat and that Mr. Seidman's representative be added to the Board. Mr. Abbate stated that he thought that in a sale, the Company was worth more than Mr. Seidman's $23 to $24 per share valuation. Mr. Abbate also admitted that a sale of the Company was the best way to maximize shareholder value. Unfortunately, he said he would not pursue a sale at this time because he was not ready to retire. Mr. Seidman told Mr. Abbate that putting his personal interest above that of all the Shareholders was not appropriate conduct for an officer and director of a public company.

                     MR. SEIDMAN'S MAY MEETING WITH MESSRS.
                     ABBATE AND ANTHONY D. ANDORA ("ANDORA")

In May 2005, Mr. Seidman and his attorney met with Messrs. Abbate and Andora, and the Company's attorney. Mr. Seidman again requested that the Company's Board be enlarged by one (1) seat, and that Mr. Seidman's representative be added to the Board. Mr. Seidman also re-stated his position that the Company's earning per share had not materially increased in the past 2 1/2years. Mr. Seidman suggested that the Board conduct a comprehensive study to determine if a sale of the Company would be more advantageous to the Shareholders than the Company remaining an independent financial institution, especially since certain financial institutions may be interested in purchasing the Company at a reasonable premium to its present market price. Shortly after the meeting, the Company notified Mr. Seidman that his request for Board representation was denied.

                     MR. SEIDMAN'S LETTERS TO MR. ABBATE AND
                        ALL OF THE COMPANY BOARD MEMBERS

On June 28, 2005, Mr. Seidman sent a letter to Mr. Abbate, a copy of which was attached to a filed Schedule 13D, Amendment #1. The June 28, 2005 letter conveyed Mr. Seidman's disappointment with: (i) the Company's refusal to enter into meaningful and substantive discussions concerning the best ways to enhance shareholder value; (ii) the Board's refusal to increase the Board's size to accommodate Mr. Seidman's representative on the Board; and (iii) the Company's inability to grow its earnings per share (EPS). Mr. Seidman pointed out that the Company earned the same $.23 per share for the quarter ended September 2003 and March 2005. Therefore, the Company's increased stock price did not correspond to any earnings increase.

On August 22, 2005, Mr. Seidman sent another letter to Mr. Abbate, a copy of which was attached to a filed Schedule 13D, Amendment #2. This letter again complained about the lack of EPS growth. In addition, the letter also complained about the Company's failure to hold the line on the net interest margin. As an attachment to the letter, Mr. Seidman included exhibits that compared the Company's peer group ranking for EPS growth, net interest margin growth and net interest margin. In addition, Mr. Seidman suggested that because of the stagnant EPS growth, that if Mr. Abbate was serious about maximizing shareholder value, the Company should hire an investment bank and solicit bids from potential acquirers.

On November 11, 2005, Mr. Seidman sent another letter to Mr. Abbate, a copy of which was attached to a filed Scheduled 13D, Amendment #3. In the letter, Mr. Seidman complained about the Company's lagging stock price compared to its peers and again noted that the Company had no core earnings growth. It was Mr. Seidman's opinion that there were a handful of companies willing to pay a significant premium to the Company's November 8, 2005 trading price of $17.71. In addition, it was also Mr. Seidman's opinion that some of these potential acquirers would be acquired in the next two to three years, providing the Company Shareholders an opportunity for a second acquisition premium or a "double dip."

As stated above, each letter has been filed with the Securities and Exchange Commission and they are publicly available to be read in their entirety by any Shareholder. Mr. Seidman, upon request, will provide copies of any of the letters to any Shareholder.

                               TWO CANDIDATES ARE
                           NOMINATED FOR THE COMPANY'S
                               BOARD OF DIRECTORS

By letter dated December 9, 2005, SAL nominated Messrs. Vanaria and Axelrod for election to the Company's Board of Directors at the Company's 2006 Annual Meeting in opposition to the directors to be proposed by the Company's management. (See Schedule 13D, Amendment #4 filed on December 12, 2005). By letter dated December 19, 2005, Mr. Abbate informed Seidman that the Nominating Committee of the Board of Directors determined that Messrs. Axelrod and Vanaria were not eligible to serve on the Board of Directors pursuant to Article II,
Section 10 of the Company's bylaws.

Mr. Seidman and his counsel disagreed with the Company's position but to avoid costly litigation, Mr. Axelrod, by letter dated January 9, 2006, nominated himself and Vanaria for election to the Company's Board of Directors. The Company, by letter dated January 26, 2006, also rejected Mr. Axelrod's attempt to nominate Mr. Vanaria and himself.

On January 17, 2006, the Company amended its bylaws to establish procedural and informational requirements with respect to shareholder nominations of individuals for election to the Company's Board of Directors (See Form 8-K filed on January 23, 2006).

On February 2, 2006, SAL and Axelrod filed suit by way of Order to Show Cause and Complaint (Superior Court of New Jersey, Chancery Division, Passaic County, (Docket No. C-25-06) against the Company and all its directors, requesting, in part, that the Court declare the nomination of Vanaria and Axelrod to be proper and for an order directing the Company to provide SAL and Axelrod, or their representatives, with the appropriate shareholder lists.

                              THE COMPANY HAS HIT A
                             PER SHARE EARNINGS WALL

The following chart demonstrates that the Company's EPS has been basically flat since the end of the September 2002 quarter.

                   Year   Q1-Mar   Q2-Jun   Q3-Sep   Q4-Dec
                   ----   ------   ------   ------   ------
                   2005      .23      .23      .24      .30*
                   2004      .20      .22      .24      .27
                   2003      .23      .23      .23      .22
                   2002                        .23      .23

        * Approximately $.04 of the EPS increase is from a onetime gain from the curtailment of the Defined Benefit Pension Plans.

Therefore, the appreciation in the Company's stock price can only be attributed to an increase in the Company's Price to Earnings Ratio, and not an increase in its EPS.

The Company should not rely upon an increasing Price to Earnings Ratio for an increasing stock price. Management should be working to increase the EPS, and if they cannot, they should seek a sale or merger for the Company.

                   THE PRICE RECEIVED BY ALL NEW JERSEY BANKS
                   IN THE LAST TWO CALENDAR YEARS COMPARED TO
                         THE COMPANY'S FINANCIAL RESULTS

The Company's stock, based upon its closing price of $18.36 on February 3, 2006, is trading at 2.06 times its December 31, 2005 approximate $8.89 book value and
18.54 times its diluted earnings per share of $.99 for the twelve months ended December 31, 2005. The Company's return on average equity for calendar year 2005 was 12.38%. In the opinion of the Committee, unless the Company can do a material accretive acquisition, or significantly increase its earnings per share and return on equity, a sale of the Company at this time may be more economically beneficial than the Company remaining an independent financial institution. These facts are supported by the following charts, which reflect the announced mean and median price to book value, price to last twelve months earnings multiple and deposit premium paid for New Jersey commercial banks acquired in 2004 and 2005.

       NEW JERSEY MERGER ACTIVITY 2004 IN EXCESS OF $25 MILLION DEAL VALUE

                                                                                                              FRANCHISE
                                                                                 PRICE/                       PREMIUM/
                                                    DEAL          PRICE/          LTM          (1)PRICE/        CORE
                                   ANNOUNCE         VALUE          BOOK         EARNINGS        DEPOSIT       DEPOSITS
                                     DATE           ($M)           VALUE          (x)           (1)(3)         (2)(3)
                                 ------------   ------------   ------------   ------------   ------------   ------------
BANKS      Buyer/
           Seller
1.
Sun Bancorp Inc./                     2/16/04           83.2         316.15          33.36          25.53          20.23
Community Bancorp of NJ
Fulton Financial Corp./               6/14/04          127.2         318.15          25.51          31.76          23.42
First Washington Fin. Corp.
Monmouth Community Bancorp/           6/30/04           53.0             NM             NM             NM             NM
Allaire Community Bank
Valley National Bancorp/              11/9/04          141.0         317.30          24.15          25.49          19.70
NorCrown Bank
Valley National Bancorp/              12/2/04          136.0         213.24          22.99          40.10          22.90
Shrewsbury Bancorp
Center Bancorp Inc./                 12/17/04           27.0         221.32          40.27          36.25          24.79
Red Oak Bank
                                         MEAN           94.6          277.2           29.3           31.8           22.2
                                       MEDIAN          105.2          316.2           25.5           31.8           22.9

       NEW JERSEY MERGER ACTIVITY 2005 IN EXCESS OF $25 MILLION DEAL VALUE

                                                                                                              FRANCHISE
                                                                                 PRICE/                       PREMIUM/
                                                    DEAL          PRICE/          LTM          (1)PRICE/        CORE
                                   ANNOUNCE         VALUE          BOOK         EARNINGS        DEPOSIT       DEPOSITS
                                     DATE           ($M)           VALUE          (x)           (1)(3)         (2)(3)
                                 ------------   ------------   ------------   ------------   ------------   ------------
BANKS      Buyer/
           Seller
1.
Fulton Financial Corp./               1/11/05           89.6         302.28          25.88          21.29          15.90
SVB Financial Services Inc.
Interchange Financial Svcs./          6/23/05           25.3         241.72          18.22          36.18          22.93
Franklin Bank
TD Banknorth, Inc./                   7/11/05        1,898.7         360.35          15.12          30.36          27.34
Hudson United Bancorp
Two River Community Bank/             8/16/05           39.0         258.65          25.00          29.93          23.30
Town Bank
Sun Bancorp, Inc./                    8/25/05           37.0         244.20          42.85          24.42          17.99
Advantage Bank
Susquehanna Bancshares,Inc./         11/04/05          166.1         205.68          25.48          30.80          17.23
Minotola National Bank
                                         MEAN          376.0          268.8           25.4           28.8           20.8
                                       MEDIAN           64.3          251.4           25.2           30.1           20.5

Based upon the bank 2004 mean and median valuations shown above, as well as the Company's approximate $8.89 book value, $.99 diluted earnings per share, $1.260 billion in total deposits and $1.224 billion in core deposits* for the Calendar Year ending 2005, the Company is worth the following per share dollar amounts:

                                       Price/    Franchise Premium/
                                       Deposit     Core Deposits
            Book Value   LTM Earning   (1)(3)          (2)(3)
            ----------   -----------   -------   ------------------
MEAN           24.65        28.96       19.58          18.69
MEDIAN         28.11        25.25       19.90          19.12

*estimated $ amount

Based upon the bank 2005 mean and median valuations shown above, as well as the Company's approximate $8.89 book value, $.99 diluted earnings per share, $1.260 billion in total deposits and $1.224 billion in core deposits* for the Calendar Year 2005, the Company is worth the following per share dollar amounts:

                                       Price/    Franchise Premium/
                                       Deposit     Core Deposits
            Book Value   LTM Earning   (1)(3)          (2)(3)
            ----------   -----------   -------   ------------------
MEAN           23.90        25.17       18.02          17.84
MEDIAN         22.35        24.99       18.83          17.66

*estimated $ amount

----------
(1) PRICE/DEPOSIT - Deal Value as a percentage of the Entity Sold's total deposits. If the Buyer acquires less than 100% of the Entity Sold's Equity, the denominator of the ratio is multiplied by the percent acquired.

DEAL VALUE -- Aggregate price paid for the equity of the Entity Sold in the transaction, as of the event in question. Where available, Deal Value is calculated as the number of fully diluted shares outstanding, less the number of shares excluded from the transaction, multiplied by the deal value per share, less the number of "in the money" options/warrants/stock appreciation rights times the weighted average strike price of the options/warrants/stock appreciation rights. Deal Value excludes debt assumed and employee retention pools.

(2) FRANCHISE PREMIUM/CORE DEPOSITS - (Deal Value - Entity Sold's Tangible Book) /Entity Sold's Core Deposits.

CORE DEPOSITS - Federally insured Bank deposits, excluding accounts with balances over $100,000 and brokered deposits.

TANGIBLE EQUITY - Total Equity less Total Intangible Assets.

(3) The source for the above ratios and definitions is SNL Financial.

There can be no assurance or guarantee that the Company would receive a price equal to or greater than the mean or median ratio stated above.

  THEREFORE A VOTE FOR THE COMMITTEE NOMINEES IS A VOTE TO START THE PROCESS TO
      ACCELERATE THE SHARE REPURCHASE PROGRAM, LOOK AT POTENTIAL ACCRETIVE ACQUISITIONS AND IF UNFEASIBLE TO SELL THE COMPANY FOR A PREMIUM PRICE,
              WHICH IS OPPOSED BY THE PRESENT BOARD AND MANAGEMENT

Each Shareholder should be aware that the present election is only to elect five Directors to the Board of Directors of the Company (the Committee is running two nominees) and has nothing to do with the election of Directors for Interchange Bank (the "Association"), the principal operating subsidiary of the Company. The present Directors of the Company, even if the Committee Nominees win this election, will still be able to appoint the Board of Directors of the Association, including the Company Nominees, even if they lose the election.

If a sale of the Company is not possible at a satisfactory price, the Committee Nominees, if elected, will work to increase the Company's net income, earnings per share, earning assets and deposits, and will strongly recommend that the Company aggressively pursue its stock repurchase program. In addition, the Committee Nominees will attempt to persuade the Company to pursue an accretive acquisition. The Board of Directors of the Company would have to determine a satisfactory price, which could be either all cash or stock or a combination of cash and stock. (The Board would have to make the same determination with respect to the consideration to be received in connection with a sale of the Company.) To accomplish the Committee's goal, the Committee Nominees, if elected, will need the cooperation of five of the other Directors. Furthermore, the Committee Nominees' plans could change, subject to the fiduciary duty they will owe to all Shareholders, if elected.

The Committee bases its position that the Board of Directors and Management of the Company oppose a sale of the Company upon statements by Mr. Abbate to Mr. Seidman at their breakfast and subsequent phone conversations. Mr. Abbate stated that at the present time the Board is not interested in pursuing a sale of the Company and would prefer remaining independent.

Shareholders will not be afforded a separate opportunity to vote on the implementation of a stock repurchase program. Shareholders will be required to vote on certain sales or mergers involving stock, but a cash acquisition may not require Shareholder approval.

On July 26, 2005, the Company announced that the Board of Directors had authorized a stock repurchase program until July 31, 2006 for 950,000 shares, or approximately 5%, of the Company's outstanding stock. As of February 3, 2006, there has been no public announcement that the Company has purchased any stock pursuant to this authorization. What is the Company waiting for?

                                  COST CONTROL

On October 27, 2005, the Association's Board of Directors adopted a resolution to "freeze" all future benefit accruals and the Association's Pension Plan, a non- contributory defined benefit pension plan, effective December 31, 2005. The Company recognized a one-time pre-tax gain of approximately $1.2 million in connection with the freezing of the retirement plan. In 2006, it is anticipated that the freezing of the benefit accruals will result in annual pre-tax service cost savings of approximately $500,000. The Association amended its 401(k) plan, increasing the fixed contribution to employees to 2% from 1%. In 2006, it is anticipated that the annual pre-tax cost of the increase in the fixed contribution will be approximately $140,000.

In its Form 10-Q for the quarter ended September 30, 2005 (page 29), the Company disclosed that it has "eliminated or curtailed certain positions in October which should produce estimated annual cost savings of $400 thousand. However, the cost savings realized will likely be somewhat offset by an increase in personnel in other revenue producing areas such as lending or new branch personnel."

The above items are cost controls that should have been implemented a long time ago and not after Mr. Seidman put a microscope on the Company's lack of EPS growth.

                   MR. SEIDMAN'S PAST HISTORY OF PROMOTING THE
                        MAXIMIZATION OF SHAREHOLDER VALUE

Seidman has been involved in proxy contests in connection with the following ten separate companies since 1995: Wayne Bancorp, Inc. ("WYNE"), IBS Financial Corp. ("IBSF"), South Jersey Financial Corp., Inc. ("SJFC"), First Federal Savings and Loan Association of East Hartford ("FFES"), Citizens First Financial Corp. ("CFSB"), Vista Bancorp, Inc. ("Vista"), United National Bancorp ("UNBJ"), GA Financial, Inc. ("GAF"), Yonkers Financial Corp. ("YFCB") and Kankakee Bancorp, Inc. ("KNK"), seeking to maximize Shareholder value by either an accretive acquisition or sale of the respective companies. WYNE, ISBF, SJFC, FFES, VBNJ, UNBJ, GAF and YFCB were sold at significant premiums to their book value and earnings, as shown by the following chart:

                                                         LTM
                                        Multiples [X]    EPS
Seller   Buyer                           Book Value %    [X]   Director Nominees
------   ----------------------------   -------------   ----   ----------------------------
WYNE     Valley National Bancorp             2.00       35.1   Seidman nominee on Board
IBSF     Hudson United Bancorp               1.87       38.4   No Seidman director on Board
SJFC     Richmond Cty. Fin. Corp.            1.16       24.7   Seidman and Seidman nominee
                                                               on Board
FFES     Connecticut Bancshares, Inc.        1.37       13.5   Seidman on Board by consent
VBNJ     United National Bancorp             2.52       19.6   No Seidman director on Board
UNBJ     PNC Fin. Svcs. Group, Inc.          2.37       21.9   No Seidman director on Board
GAF      First Commonwealth Financial        1.84       24.3   No Seidman director on Board
YFCB     Atlantic Bank of New York           1.52       16.2   No Seidman director on Board

Seidman was not successful in his proxy contest with CFSB, VBNJ, UNBJ, YFCB or KNK. However, Seidman was successful in having CFSB conduct a Dutch Auction for 15% of its outstanding shares. Seidman had proposed this Dutch Auction, and in an agreement with CFSB, agreed to tender the shares he controlled into the auction and to execute a standstill agreement. Thus, the Dutch Auction resulted in large measure from proposals made by, and actions undertaken, by Seidman. With respect to YFCB, Seidman continually pushed YFCB to sell. On November 14, 2001 YFCB announced a sale to Atlantic Bank of New York at $29.00 cash per share, based upon the above ratios.

The Board of Directors of FFES, CNY Financial Corp. ("CNYF") and Ambanc Holding Company ("AHCI"), each agreed voluntarily to increase by one (1) the size of the Board and Seidman was added to each respective Board. With respect to FFES, Seidman conducted a proxy contest to have the FFES shareholders vote to rescind certain By-laws amendments. This proxy contest was successful. Thereafter, Seidman was added to the Board. CNYF was sold to Niagara Bancorp, Inc. at a premium price of 1.30 times book and 27.6 times its last twelve (12) month earnings. AHCI was sold to Hudson River Bancorp, Inc. at a premium price of 1.25 times book and 25.6 times its last twelve (12) months earnings.

In addition, Seidman filed a Schedule 13D disclosing a plan to maximize shareholder value through an accretive acquisition or sale of 1st Bergen Bancorp, Inc. ("FBER"), Eagle BancGroup, Inc. ("EGLB"), Jade Financial Corporation ("IGAF") and Alliance Bancorp of New England, Inc. ("ANE"). All four institutions were sold after the respective announcements. FBER was sold to Kearney Savings Bank for 1.78 times book value and 28.6 times earnings. EGLB was sold to First Busey Corporation ("FBC") for 1.41 times book value and 30.3 times earnings. IGAF was sold to PSB Bancorp, Inc. for 0.92 times book value and 26.1 times earnings. ANE was sold to New Alliance Bancshares, Inc. for 2.46 times book value and 19.4 times earnings. Except for IGAF, these companies were sold at a significant premium to book value and earnings and its prevailing stock price.

In addition, Mr. Seidman filed a Schedule 13D disclosing a plan to maximize shareholder value through an accretive acquisition or sale of First Federal Bancshares, Inc. ("FFBI") and Central Bancorp, Inc. ("CEBK"). FFBI conducted a Dutch Auction for approximately 30% of its outstanding shares at $33.50.

Mr. Seidman tendered his shares into the Dutch Auction, selling a significant percentage of his position at a significant profit, and therefore was no longer required to file a Schedule 13D. Mr. Seidman, after significant litigation with CEBK, sold his entire position through public market sales at an approximate break-even price. Both companies are still publicly traded today.

On December 6, 2002, Michael A. Griffith was appointed to the KNK Board of Directors. His appointment was part of an agreement with an investor group led by Jeffrey L. Gendell, which owned apprximately 9.8% of KNK's outstanding shares. On January 17, 2003, KNK announced, among other things, the resignation of Larry Huffman, the President and Chief Executive Officer, and the election of Mr. Griffith as the new KNK Chairman.

Mr. Seidman conducted a vote "No" campaign against SE Financial Corp. ("SEFL"). SEFL was seeking approval of the SE Financial Corp. 2005 Stock Option Plan and SE Financial Corp. 2005 Restricted Stock Plan. SEFL withdrew those matters from consideration the morning of the annual shareholders meeting at which these matters were to be voted upon.

All of the above institutions, except Vista Bancorp, Inc. (VBNJ) and United National Bancorp (UBNJ) were thrifts. Commercial banks normally receive multiples greater than thrifts.

There is no guarantee or representation made by Mr. Seidman or the Committee that the Company can be sold for a premium equal to or greater than the premium paid for the commercial banks and thrifts mentioned in this proxy statement. There is also no assurance that the Committee Nominee's election to the Board will, on its own, enhance Shareholder value. However, it will send an appropriate message to the Company's management and present Board that the Shareholders desire representation on the Board by significant Shareholders.

                         ELECTION OF COMMITTEE NOMINEES

When you return the Committee's proxy card, you are only voting for Axelrod and Vanaria. Messrs. Axelrod and Vanaria have consented to being named in this Proxy statement and have agreed to serve as a Director, if elected.

Raymond Vanaria is forty seven years of age and his residence address is 140 Pines Lake Drive East, Wayne, New Jersey 07470. He graduated from Fairleigh Dickinson University in 1980 with a Bachelor of Science degree in accounting and a Master of Business Administration in Finance in 1983. He is a New Jersey licensed Certified Public Accountant. From 1980-1983, he was an accountant with Price Waterhouse. From 1983 to the present, he has been employed by Malesardi, Quackenbush, Swift & Company, LLC, and has been a partner since 1988. He is currently a member of the American Institute of Certified Public Accountants, New Jersey Society of Certified Public Accountants, Lakeland Bank Advisory Board (he will resign if he is elected to the Company's Board) and Wayne Boys and Girls Club Board of Trustees. He was previously a member of the Bergen Commercial Bank Accounting Advisory Board, and St. Mary's Church Finance Committee. From 1983 to 1991, Mr. Vanaria was an Adjunct Professor of Accounting at Ramapo College of New Jersey.

Neal Axelrod is fifty two years of age and his residence address is 3 Marigold Court, Edison, New Jersey 08820. He graduated from Lehigh University in 1974 with a Bachelor of Science degree in Business and Economics with majors in Accounting and Management. From 1975-1978, he was employed as an accountant with Berenson Berenson Adler & Co., and from 1978 to the present, he has operated his own accounting practice through Neal Axelrod, CPA. From 1989 to 2000, he was the Executive Vice President of North Edison Baseball and Softball League, and from 1986-2002, was Executive Vice President of CJ Mustangs. From 1998 to the present, he has been Executive Vice President of Israel Sports Exchange, and from 1998 to the present, he has been a member of the New Jersey State Federation of Baseball Umpires and Interscholastic Athletic Association and Union County Amateur Softball Association.

The members of the Committee have agreed to act in concert; however, they have expressly reserved the right to terminate their agreement to act in concert.

During the last ten (10) years: (i) none of the Committee members has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) none of the Committee members has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws; (iii) the Committee members, other than SIPII, Pollack, PIP, Broad Park and the Committee Nominees were parties to a civil proceeding that ultimately mandated activities that were subject to federal securities laws. Specifically, a civil action was filed by IBSF during a proxy contest with certain members of the Committee, in the U.S. District Court. This litigation named the members of the Committee, as Defendants; except SIPII, Pollack, PIP, Broad Park and the Committee Nominees. The claim was made that three members on the Committee did not make all of the disclosures required by the Securities Exchange Act of 1934. The District Court entered a Judgment dismissing the claims made by IBSF. The Third Circuit Court of Appeals reversed in part, and remanded the matter, determining that two (2) additional disclosures should have been made. Pending the remand, an Amended Schedule 13D was filed making additional disclosures with regard to Seidcal Associates and Kevin Moore concerning the background, biographical and employment information on Brant Cali of Seidcal and Kevin Moore of Federal. Thereafter, the District Court entered a Judgment After Remand, which directed the inclusion of these disclosures in the Schedule 13D.

None of the Committee members is, or was within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the registrant, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. In addition, none of the Committee members or any associates of the Committee members have any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates; or (b) with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

Mr. Seidman is the manager of SAL, General Partner of PIP, and is the President of the Corporate General Partner of SIP and SIPII and the investment manager for Broad Park and Federal; and, in that capacity, Mr. Seidman has the authority to cause those entities to acquire, hold, trade, and vote these securities. SAL, SIP, SIPII, Broad Park, PIP and Federal were all created to acquire, hold, and sell publicly-traded securities. None of these entities was formed to solely acquire, hold, and sell the Company's securities. Each of these entities owns securities issued by one or more companies other than the Company. The members and limited partners in SIP, SIPII, SAL, Broad Park, PIP and Federal are all passive investors, who do not - and cannot - directly, or indirectly, participate in the management of these entities, including without limitation proxy contests. Seidman's total compensation is dependent upon the profitability of the operations of these entities, but no provision is made to compensate Seidman solely based upon the profits resulting from transactions from the Company's securities. In SAL, Seidman receives an approximate $1,100,000 annual salary and a percentage of the profits, after the Members receive a return on their investment. In SIP, SIP II, Broad Park, Federal and PIP, Seidman receives an annual fee, which is payable quarterly, based upon a valuation of the assets, and he receives a percentage of the profits.

On November 8, 1995, the acting Director of the Office of Thrift Supervision ("OTS") issued a Cease and Desist Order against Seidman ("C & D"), after finding that Seidman recklessly engaged in unsafe and unsound practices in the business of an insured institution. The C & D actions complained of were Seidman allegedly obstructing an OTS investigation. The C & D ordered him to cease and desist from

(i) any attempts to hinder the OTS in the discharge of its regulatory responsibilities, including the conduct of any OTS examination or investigation; and (ii) any attempts to induce any person to withhold material information from the OTS related to the performance of its regulatory responsibilities. The Order also provides that for a period of no less than three (3) years if Seidman becomes an institution-affiliated party of any insured depository institution subject to the jurisdiction of the OTS, to the extent that his responsibilities include the preparation or review of any reports, documents, or other information that would be submitted or reviewed by the OTS in the discharge of its regulatory functions, all such reports, documents, and other information shall, prior to submission to, or review by the OTS, be independently reviewed by the Board of Directors or a duly appointed committee of the Board to ensure that all material information and facts have been fully and adequately disclosed. In addition, a civil money penalty in the amount of $20,812 was assessed.

The voting power over the Company's securities is not subject to any contingencies beyond standard provisions for entities of this nature (i.e., limited partnerships and limited liability companies) that govern the replacement of a manager or a general partner. Specifically, the shares held by each of the named entities are voted in the manner that Seidman elects, in his non-reviewable discretion; except for PIP, where the voting discretion is shared with Pollack.

Additional information concerning the Committee is set forth in Appendices A and B hereto. Each of the individuals listed on Appendix A attached hereto is a citizen of the United States.

                                    AUDITORS

The Committee has no objection to the ratification of the appointment of Deloitte & Touche, LLP, as independent accountants for the Company for the fiscal year ending December 31, 2006.

                             SOLICITATION; EXPENSES

Proxies may be solicited by the Committee by mail, advertisement, telephone, facsimile, telegraph, and personal solicitation. Phone calls will be made to individual Shareholders by all the individual Committee members, and employees of D. F. King & Co. Certain of Seidman's employees will perform secretarial work in connection with the solicitation of proxies, for which no additional compensation will be paid. Banks, brokerage houses, and other custodians, nominees and fiduciaries will be requested to forward the Committee's solicitation material to their customers for whom they hold shares and the Committee will reimburse them for their reasonable out-of-pocket expenses. The Committee has retained D. F. King & Co. to assist in the solicitation of proxies and for related services. The Committee will pay D. F. King & Co. a fee of up to $25,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Committee has also agreed to indemnify D. F. King & Co. against certain liabilities and expenses, including liabilities and expenses under the federal securities laws. The Securities and Exchange Commission deems such an indemnification to be against public policy. Approximately ten (10) persons will be used by D. F. King & Co. in its solicitation efforts.

The entire expense of preparing, assembling, printing, and mailing this Proxy Statement and related materials and the cost of soliciting proxies will be borne by SAL, SIP, PIP, Federal, Broad Park and SIP II. (The Committee does not intend to solicit proxies via the Internet.)

Although no precise estimate can be made at the present time, the Committee currently estimates that the total expenditures relating to the Proxy Solicitation incurred by the Committee will be approximately $50,000, of which - 0 - has been incurred to date. The Committee intends to seek reimbursement from the Company for those expenses incurred by the Committee, if the Committee's Nominees are elected, but does not intend to submit the question of such reimbursement to a vote of the Shareholders.

For the proxy solicited hereby to be voted, the enclosed WHITE proxy card must be signed, dated, and returned to the Committee, c/o D. F. King & Co. Inc., in the enclosed envelope in time to be voted at the Annual Meeting. If you wish to vote for the Committee Nominees, you must submit the enclosed WHITE proxy card and must NOT submit the Company's proxy card. If you have already returned the Company's proxy card, you have the right to revoke it as to all matters covered thereby and may do so by subsequently signing, dating, and mailing the enclosed WHITE proxy card. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE ANNUAL MEETING. Execution of a WHITE proxy card will not affect your right to attend the Annual Meeting and to vote in person. Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) filing with the Secretary of the Company a later dated written revocation; (ii) submitting a duly executed proxy bearing a later date to the Committee; or (iii) attending and voting at the Annual Meeting in person. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

Shares of Common Stock represented by a valid, unrevoked WHITE proxy card will be voted as specified. You may vote for the Committee's Nominees or withhold authority to vote for the Committee's Nominees by marking the proper box on the WHITE proxy card. Shares represented by a WHITE proxy card where no specification has been made will be voted for the Committee's Nominees and for Deloitte & Touche, LLP.

Except as set forth in this Proxy Statement, the Committee is not aware of any other matter to be considered at the Annual Meeting. The persons named as proxies on the enclosed WHITE proxy card will, however, have discretionary voting authority as such proxies regarding any other business that may properly come before the Annual Meeting.

If your shares are held in the name of a brokerage firm, bank, or nominee, only they can vote such shares, and only upon receipt of your specific instructions. Accordingly, please return the proxy in the envelope provided to you, or contact the person responsible for your account and instruct that person to execute on your behalf the WHITE proxy card.

Only holders of record of Common Stock on the Annual Meeting Record Date will be entitled to vote at the Annual Meeting. If you are a Shareholder of record on the Annual Meeting Record Date, you will retain the voting rights in connection with the Annual Meeting even if you sell such shares after the Annual Meeting Record Date. Accordingly, it is important that you vote the shares of Common Stock held by you on the Annual Meeting Record Date, or grant a proxy to vote such shares on the WHITE proxy card, even if you sell such shares after such date.

The Committee believes that it is in your best interest to elect the Committee's Nominees as Directors at the Annual Meeting. THE COMMITTEE STRONGLY RECOMMENDS A VOTE FOR THE COMMITTEE NOMINEES AND FOR THE PROPOSED AUDITORS.

        INTERCHANGE FINANCIAL SERVICES CORPORATION COMMITTEE TO PRESERVE SHAREHOLDER VALUE.

                              I M P O R T A N T !!!

If your shares are held in "Street Name," only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please return the proxy provided to you, or contact the person responsible for your account and instruct them to vote for the Committee's Nominees on the WHITE proxy card.

If you have any questions, or need further assistance, please call Lawrence Seidman at 973-952-0405, or our proxy solicitor: D. F. King & Co., Attn: Richard Grubaugh, 48 Wall Street, New York, New York 10005, at (888) 628-8208.

                                   APPENDIX A

                      THE COMMITTEE TO PRESERVE SHAREHOLDER
                             VALUE AND ITS NOMINEES

The participants who comprise the Committee own in the aggregate 1,024,405 shares of Common Stock, representing approximately __________% of the shares outstanding and are as follows:

Seidman and Associates, L.L.C. ("SAL"), is a New Jersey limited liability company, organized to invest in securities, whose principal and executive offices are located at 100 Misty Lane, Parsippany, New Jersey 07054. Lawrence Seidman is the Manager of SAL and has sole investment discretion and voting authority with respect to such securities.

Seidman Investment Partnership, L.P. ("SIP"), is a New Jersey limited partnership, whose principal and executive offices are located at 100 Misty Lane, Parsippany, New Jersey 07054. Veteri Place Corporation is the sole General Partner of SIP and Lawrence Seidman is the only Shareholder director and officer of Veteri Place Corporation. Seidman has sole investment discretion and voting authority with respect to such securities.

Seidman Investment Partnership II, L.P. ("SIPII"), is a New Jersey limited partnership, whose principal and executive offices are located at 100 Misty Lane, Parsippany, New Jersey 07054. Veteri Place Corporation is the sole General Partner of SIPII and Lawrence Seidman is the only Shareholder director and officer of Veteri Place Corporation. Seidman has sole investment discretion and voting authority with respect to such securities.

Broad Park Investors, L.L.C. ("Broad Park") is a New Jersey limited liability company, formed, in part, to invest in stock of public companies whose principal and executive offices are located at 80 Main Street, West Orange, New Jersey 07052. Lawrence Seidman has the sole investment discretion and voting authority with respect to such securities until August 31, 2007.

Federal Holdings L.L.C. ("Federal"), is a New York limited liability company, organized to invest in securities, whose principal and executive offices are located at One Rockefeller Plaza, 31st Floor, New York, New York 10020. Lawrence
B. Seidman is the Manager of Federal and has sole investment discretion and voting authority with respect to such securities.

Pollack Investment Partnership ("PIP") is a New Jersey limited partnership whose principal and executive offices are located at 100 Misty Lane, Parsippany, New Jersey 07054. Seidman is the general partner of PIP and has the investment discretion and voting authority with respect to such securities.

Lawrence Seidman is a private investor, with discretion over certain client accounts and is the Manager of SAL, the President of the Corporate General Partner of SIP and SIP II, general partner of PIP and the investment manager of Federal and Broad Park. See Footnote No. 1 below for information concerning regulatory action.

Dennis Pollack is a businessman and a private investor. In addition, Mr. Pollack is the President and Chief Executive Officer of Pegasus Funding Group, Inc. and Chief Operating Officer of Paulson & Company.

Raymond Vanaria is a private investor with sole discretion on all shares he owns. See "Election of Committee Nominees" for complete resume.

Neal Axelrod is a private investor with sole discretion over all shares he owns. See "Election of Committee Nominees" for complete resume.

The following sets forth the name, business address, and the number of shares of Common Stock of the Company beneficially owned as of February 3, 2006, by each of the Committee Members [The actual stock purchase transactions are set forth on Exhibit B.]

                                                              Number of Shares
                                                               of Common Stock
                                                                Beneficially
                                                                Owned & Owned    Percent
Name Class                             Business Address        in Record Name       of
-----------------------------     -------------------------   ----------------   -------
1.  Seidman and Associates        Lanidex Center,                  314,120         1.56
    L.L.C.(SAL)                   100 Misty Lane
                                  Parsippany, NJ 07054
2.  Seidman Investment            Lanidex Center,                  262,647         1.30
    Partnership, L.P.(SIP)        100 Misty Lane
                                  Parsippany, NJ 07054
3.  Seidman Investment            Lanidex Center                   126,891           (4)
    Partnership II, L.P.          100 Misty Lane
    (SIPII)                       Parsippany, NJ  07054            996,905         4.95
4.  Lawrence Seidman and          19 Veteri Place
    discretionary clients (1)     Wayne, NJ 07470
5.  Federal Holdings, LLC         One Rockefeller Plaza             97,110           (4)
    (Federal)                     New York, NY 10020
6.  Broad Park Investor, LLC      80 Main St.                       81,450           (4)
    (Broad Park)                  West Orange, NJ 07052
7.  Pollack Investment            47 Blueberry Drive                82,436           (4)
    Partnership, L.P. (PIP)       Woodcliff Lake, NJ 07677
8.  Dennis Pollack                47 Blueberry Drive                25,000           (4)
    (Pollack)                     Woodcliff Lake, NJ 07677
10. Raymond Vanaria (3)           140 Pines Lake Drive East          2,000           (4)
                                  Wayne, NJ 07470
11. Neal Axelrod (3)              3 Marigold Court                     500           (4)
                                  Edison, NJ 08820

----------
(1) Includes all shares owed by SAL, SIP, SIPII, Federal, Broad Park, and PIP.
(2) Includes shares owned by PIP.
(3) The individual has sole voting and dispositive power for the shares he owns.
(4) Less than 1%.

Seidman may be deemed to have sole voting power and dispositive power as to 996,905 shares beneficially owned by SIP, SIP II, SAL, Broad Park, PIP and Federal. On November 8, 1995, the acting director of the Office of Thrift Supervision (OTS) issued a Cease and Desist Order against Seidman ("C & D") after finding that Seidman recklessly engaged in unsafe and unsound practices in the business of an insured institution. The C & D actions complained of were Seidman allegedly obstructing an OTS investigation. The C & D ordered him to cease and desist from (i) any attempts to hinder the OTS in the discharge of its regulatory responsibilities, including the conduct of any OTS examination or investigation; and (ii) any attempts to induce any person to withhold material information from the OTS related to the performance of its regulatory responsibilities. The Order also provides that for a period of no less than three (3) years if Seidman becomes an institution-affiliated party of any insured depository institution subject to the jurisdiction of the OTS, to the extent that his responsibilities include the preparation or review of any reports, documents, or other information that would be submitted or reviewed by the OTS in the discharge of its regulatory functions, all such reports, documents, and other information shall, prior to submission to, or review by the OTS, be independently reviewed by the Board of Directors or a duly appointed committee of the Board to ensure that all material information and facts have been fully and adequately disclosed. In addition, a civil money penalty in the amount of $20,812 was assessed.

EXHIBIT B

                                              COST PER
ENTITY                           DATE PURCH     SHARE        COST        SHARES
------------------------------   ----------   --------   ------------   -------
SAL                              12/27/2001     8.3603      10,617.60     1,270
SAL                                1/7/2002     8.4453      42,750.00     5,062
SAL                               2/12/2002     9.0000      40,581.00     4,509
SAL                               2/14/2002     8.9556      24,180.00     2,700
SAL                               3/11/2004    14.9953      48,809.59     3,255
SAL                               4/14/2004    15.1764     264,631.50    17,437
SAL                               4/15/2004    15.1800      70,587.00     4,650
SAL                               4/29/2004    15.0367      55,936.40     3,720
SAL                               4/30/2004    15.0267      54,501.72     3,627
SAL                                5/6/2004    14.9950      66,233.05     4,417
SAL                                5/7/2004    15.0046      90,702.81     6,045
SAL                               5/12/2004    14.9438      31,964.79     2,139
SAL                               5/17/2004    14.9236      31,220.10     2,092
SAL                               5/18/2004    14.9236      86,735.68     5,812
SAL                               5/19/2004    14.9200      34,689.00     2,325
SAL                               5/20/2004    14.8900      69,238.50     4,650
SAL                                6/1/2004    15.1899      30,364.54     1,999
SAL                                6/9/2004    15.3333      35,650.00     2,325
SAL                               6/10/2004    15.3047      24,900.75     1,627
SAL                               6/14/2004    15.2781      76,726.45     5,022
SAL                               6/18/2004    15.6200     476,472.48    30,504
SAL                               6/22/2004    15.5000      36,037.50     2,325
SAL                                7/1/2004    15.9212      18,500.41     1,162
SAL                                7/7/2004    15.9333     222,270.00    13,950
SAL                                7/8/2004    15.8285      80,962.61     5,115
SAL                               7/14/2004    15.9000      36,967.50     2,325
SAL                               7/14/2004    15.9333     481,585.00    30,225
SAL                               7/19/2004    15.8735      18,445.00     1,162
SAL                               7/22/2004    15.8578      55,296.17     3,487
SAL                               7/26/2004    15.8250      15,825.00     1,000
SAL                               7/26/2004    15.8250      27,772.88     1,755
SAL                               7/26/2004    15.8250       7,912.50       500
SAL                               7/29/2004    15.7000      58,404.00     3,720
SAL                                8/4/2004    15.6667     135,360.00     8,640
SAL                                8/6/2004    15.5333      33,552.00     2,160
SAL                                8/9/2004    15.4067      33,278.40     2,160
SAL                                8/9/2004    15.4484      28,703.05     1,858
SAL                               8/31/2004    16.0333      13,852.80       864
SAL                               9/23/2004    16.1520      84,313.44     5,220
SAL                               9/28/2004    15.9740      17,363.75     1,087
SAL                               9/30/2004    16.0200      48,780.90     3,045
SAL                              11/18/2004    16.6679      54,104.00     3,246
SAL                              11/19/2004    16.6649      54,994.10     3,300
SAL                               12/7/2004    17.0000      72,675.00     4,275
SAL                              12/15/2004    17.6333     251,275.00    14,250
SAL                              12/17/2004    17.4200      74,470.50     4,275
SAL                                1/3/2005    17.0853      81,958.02     4,797
SAL                                1/4/2005    17.0014      48,454.00     2,850

                                              COST PER
ENTITY                           DATE PURCH     SHARE        COST        SHARES
------------------------------   ----------   --------   ------------   -------
SAL                                1/4/2005    17.0333      24,272.50     1,425
SAL                                1/5/2005    16.8667      72,105.00     4,275
SAL                                1/5/2005    16.8680      50,604.00     3,000
SAL                                1/5/2005    16.9333      48,260.00     2,850
SAL                                1/7/2005    16.7333      23,845.00     1,425
SAL                               1/11/2005    16.7000      38,076.00     2,280
SAL                               1/12/2005    16.6917      28,542.75     1,710
SAL                               1/13/2005    16.6325      28,441.63     1,710
SAL                               2/22/2005    17.3800      33,891.00     1,950
SAL                               2/24/2005    17.2500      21,528.00     1,248
SAL                               2/28/2005    17.1500      22,295.00     1,300
SAL                               3/22/2005    17.2026      89,229.89     5,187
SAL                               3/23/2005    17.1000      55,352.70     3,237
SAL                               3/24/2005    17.1000      14,535.00       850
SAL                               3/29/2005    17.0903      42,657.39     2,496
SAL                                4/1/2005    17.0727      79,900.24     4,680
SAL                                4/5/2005    17.0000     364,650.00    21,450
SAL                              10/10/2005    16.2025      66,349.17     4,095
SAL                              10/11/2005    16.0777      56,272.00     3,500
SAL                              10/12/2005    15.8632      23,985.20     1,512
                      Total                              4,945,398.96   314,120
SIP                                1/7/2002     8.4098      15,390.00     1,830
SIP                               1/25/2002     8.8133      19,830.00     2,250
SIP                               3/11/2004    14.9953      39,362.58     2,625
SIP                               4/14/2004    15.1765     213,412.50    14,062
SIP                               4/15/2004    15.1800      56,925.00     3,750
SIP                               4/29/2004    15.0367      45,110.00     3,000
SIP                               4/30/2004    15.0267      43,953.00     2,925
SIP                                5/6/2004    14.9954      53,413.75     3,562
SIP                                5/7/2004    15.0046      73,147.43     4,875
SIP                               5/12/2004    14.9438      25,778.06     1,725
SIP                               5/17/2004    14.9244      25,177.50     1,687
SIP                               5/18/2004    14.9239      69,948.13     4,687
SIP                               5/19/2004    14.9200      27,975.00     1,875
SIP                               5/20/2004    14.8900      55,837.50     3,750
SIP                                6/1/2004    15.1908      24,487.53     1,612
SIP                                6/9/2004    15.3333      28,750.00     1,875
SIP                               6/10/2004    15.3058      20,081.25     1,312
SIP                               6/14/2004    15.2781      61,876.17     4,050
SIP                               6/18/2004    15.6200     384,252.00    24,600
SIP                               6/22/2004    15.5000      29,062.50     1,875
SIP                                7/1/2004    15.9228      14,919.69       937
SIP                                7/7/2004    15.9333     179,250.00    11,250
SIP                                7/8/2004    15.8285      65,292.43     4,125
SIP                               7/14/2004    15.9000      29,812.50     1,875
SIP                               7/14/2004    15.9333     388,375.00    24,375
SIP                               7/19/2004    15.8751      14,875.00       937
SIP                               7/22/2004    15.8584      44,593.69     2,812
SIP                               7/26/2004    15.8250      41,540.63     2,625
SIP                               7/29/2004    15.7000      47,100.00     3,000
SIP                                8/4/2004    15.6667     115,244.00     7,356
SIP                                8/6/2004    15.5333      28,565.80     1,839
SIP                                8/9/2004    15.4067      28,332.86     1,839
SIP                                8/9/2004    15.4491      24,440.45     1,582
SIP                               8/31/2004    16.0333      11,784.50       735
SIP                               9/23/2004    16.1520      69,776.64     4,320
SIP                               9/28/2004    15.9667      14,370.00       900
SIP                               9/30/2004    16.0200      40,370.40     2,520
SIP                               12/7/2004    17.0036      40,162.50     2,362
SIP                              12/15/2004    17.6333     138,844.87     7,874

                                              COST PER
ENTITY                           DATE PURCH     SHARE        COST        SHARES
------------------------------   ----------   --------   ------------   -------
SIP                              12/17/2004    17.4237      41,154.75     2,362
SIP                                1/3/2005    17.0853      42,029.76     2,460
SIP                                1/4/2005    17.0025      26,779.00     1,575
SIP                                1/4/2005    17.0442      13,413.75       787
SIP                                1/5/2005    16.8702      39,847.50     2,362
SIP                                1/5/2005    16.8687      32,894.00     1,950
SIP                                1/5/2005    16.9333      26,670.00     1,575
SIP                                1/7/2005    16.7440      13,177.50       787
SIP                               1/11/2005    16.7000      21,042.00     1,260
SIP                               1/12/2005    16.6917      15,773.63       945
SIP                               1/13/2005    16.6325      15,717.74       945
SIP                               2/22/2005    17.3800      18,249.00     1,050
SIP                               2/24/2005    17.2500      11,592.00       672
SIP                               3/22/2005    17.2026      48,046.86     2,793
SIP                               3/23/2005    17.1000      29,805.30     1,743
SIP                               3/24/2005    17.1000      14,535.00       850
SIP                               3/29/2005    17.0903      22,969.36     1,344
SIP                                4/1/2005    17.0727      43,023.20     2,520
SIP                                4/5/2005    17.0000     196,350.00    11,550
SIP                              10/10/2005    16.2067      35,735.71     2,205
SIP                              10/11/2005    16.0803      38,592.80     2,400
SIP                              10/12/2005    15.8698      15,996.80     1,008
SIP                                1/3/2006    17.2501     798,921.13    46,314
                      Total                              4,213,737.65   262,647
SIPII                            12/27/2001     8.3636       9,166.50     1,096
SIPII                              1/7/2002     8.4453      21,375.00     2,531
SIPII                             1/25/2002     8.8133      19,830.00     2,250
SIPII                             3/11/2004    14.9953      22,043.04     1,470
SIPII                             4/14/2004    15.1760     119,511.00     7,875
SIPII                             4/15/2004    15.1800      31,878.00     2,100
SIPII                             4/29/2004    15.0367      25,261.60     1,680
SIPII                             4/30/2004    15.0267      24,613.68     1,638
SIPII                              5/6/2004    14.9933      29,911.70     1,995
SIPII                              5/7/2004    15.0046      40,962.56     2,730
SIPII                             5/12/2004    14.9438      14,435.71       966
SIPII                             5/17/2004    14.9200      14,099.40       945
SIPII                             5/18/2004    14.9223      39,170.95     2,625
SIPII                             5/19/2004    14.9200      15,666.00     1,050
SIPII                             5/20/2004    14.8900      31,269.00     2,100
SIPII                              6/1/2004    15.1861      13,713.02       903
SIPII                              6/9/2004    15.3333      16,100.00     1,050
SIPII                             6/10/2004    15.3000      11,245.50       735
SIPII                             6/14/2004    15.2781      34,650.66     2,268
SIPII                             6/18/2004    15.6200     215,181.12    13,776
SIPII                             6/22/2004    15.5000      16,275.00     1,050
SIPII                              7/1/2004    15.9143       8,355.03       525
SIPII                              7/7/2004    15.9333     100,380.00     6,300
SIPII                              7/8/2004    15.8285      36,563.76     2,310
SIPII                             7/14/2004    15.9000      16,695.00     1,050
SIPII                             7/14/2004    15.9333     217,490.00    13,650
SIPII                             7/19/2004    15.8667       8,330.00       525
SIPII                             7/22/2004    15.8555      24,972.47     1,575
SIPII                             7/26/2004    15.8250      23,262.75     1,470
SIPII                             7/29/2004    15.7000      26,376.00     1,680
SIPII                              8/4/2004    15.6667      58,938.00     3,762
SIPII                              8/6/2004    15.5333      14,601.33       940
SIPII                              8/9/2004    15.4149      14,489.97       940
SIPII                              8/9/2004    15.4538      12,486.64       808
SIPII                             8/31/2004    16.0547       6,036.55       376
SIPII                             9/23/2004    16.1520      37,795.68     2,340

                                              COST PER
ENTITY                           DATE PURCH     SHARE        COST        SHARES
------------------------------   ----------   --------   ------------   -------
SIPII                             9/28/2004    15.9831       7,783.75       487
SIPII                             9/30/2004    16.0200      21,867.30     1,365
SIPII                             12/7/2004    17.0058      24,862.50     1,462
SIPII                            12/15/2004    17.6333      85,962.50     4,875
SIPII                            12/17/2004    17.4260      25,476.75     1,462
SIPII                              1/3/2005    17.0853      27,319.34     1,599
SIPII                              1/4/2005    17.0041      16,579.00       975
SIPII                              1/4/2005    17.0508       8,303.75       487
SIPII                              1/5/2005    16.8724      24,667.50     1,462
SIPII                              1/5/2005    16.8700      20,244.00     1,200
SIPII                              1/5/2005    16.9333      16,510.00       975
SIPII                              1/7/2005    16.7505       8,157.50       487
SIPII                             1/11/2005    16.7000      13,026.00       780
SIPII                             1/12/2005    16.6917       9,764.63       585
SIPII                             1/13/2005    16.6325       9,730.03       585
SIPII                             2/22/2005    17.3800      11,297.00       650
SIPII                             2/24/2005    17.2500       7,176.00       416
SIPII                             3/22/2005    17.2026      29,743.30     1,729
SIPII                             3/23/2005    17.1000      18,450.90     1,079
SIPII                             3/29/2005    17.0903      14,219.13       832
SIPII                              4/1/2005    17.0727      26,633.41     1,560
SIPII                              4/5/2005    17.0000     121,550.00     7,150
SIPII                            10/10/2005    16.2122      22,129.72     1,365
SIPII                            10/11/2005    16.0838      27,342.40     1,700
SIPII                            10/12/2005    15.8870       8,579.00       540
                      Total                              1,980,508.03   126,891
SEIDMAN & CLIENTS                  1/7/2002     8.4444      15,917.78     1,885
SEIDMAN & CLIENTS                 2/12/2002     9.0000      10,044.00     1,116
SEIDMAN & CLIENTS                 5/26/2004    15.3333      89,700.00     5,850
SEIDMAN & CLIENTS                 6/15/2004    15.2333      31,990.00     2,100
SEIDMAN & CLIENTS                  7/6/2004    15.8333      30,875.00     1,950
SEIDMAN & CLIENTS                 3/20/2001     6.9351      15,604.00     2,250
SEIDMAN & CLIENTS                10/17/2005    16.0308      32,061.55     2,000
SEIDMAN & CLIENTS                10/17/2005    16.0298      48,089.35     3,000
SEIDMAN & CLIENTS                10/17/2005    16.0298      48,089.35     3,000
SEIDMAN & CLIENTS                10/17/2005    16.1048      16,104.75     1,000
SEIDMAN & CLIENTS                  8/4/2004    15.9343      95,605.95     6,000
SEIDMAN & CLIENTS                 1/18/2005    16.8800      25,319.95     1,500
SEIDMAN & CLIENTS                  1/6/2005    16.8533       7,584.00       450
SEIDMAN & CLIENTS                  1/6/2005    16.8533       2,528.00       150
                      Total                                469,513.68    32,251
Broad Park                       10/20/2004    16.1204      60,500.00     3,753
Broad Park                       10/25/2004    16.1064      40,652.66     2,524
Broad Park                       10/26/2004    16.1335     133,101.25     8,250
Broad Park                       10/28/2004    16.1387      12,104.00       750
Broad Park                       11/16/2004    16.6758       7,304.00       438
Broad Park                        12/7/2004    17.0108      13,387.50       787
Broad Park                       12/15/2004    17.6333      46,287.50     2,625
Broad Park                       12/17/2004    17.4311      13,718.25       787
Broad Park                         1/3/2005    17.0853      14,710.41       861
Broad Park                         1/4/2005    17.0658       4,471.25       262
Broad Park                         1/4/2005    17.0178       3,829.00       225
Broad Park                         1/5/2005    16.8774      13,282.50       787
Broad Park                         1/5/2005    16.9333       8,890.00       525
Broad Park                         1/7/2005    16.7653       4,392.50       262
Broad Park                        1/11/2005    16.7000       7,014.00       420
Broad Park                        1/12/2005    16.6917       5,257.88       315
Broad Park                        1/13/2005    16.6325       5,239.25       315
Broad Park                        2/22/2005    17.3800       5,214.00       300
Broad Park                        2/24/2005    17.2500       3,312.00       192

                                              COST PER
ENTITY                           DATE PURCH     SHARE        COST        SHARES
------------------------------   ----------   --------   ------------   -------
Broad Park                        3/22/2005    17.1000       8,515.80       498
Broad Park                        3/22/2005    17.2026      13,727.67       798
Broad Park                        3/29/2005    17.0903       6,562.68       384
Broad Park                         4/1/2005    17.0727      12,292.34       720
Broad Park                         4/5/2005    17.0000      56,100.00     3,300
Broad Park                         4/8/2005    17.4700     117,765.27     6,741
Broad Park                         7/1/2005    18.3500     381,624.95    20,797
Broad Park                        10/5/2005    16.0900     360,802.00    22,424
Broad Park                       10/10/2005    16.2293      10,224.49       630
Broad Park                       10/11/2005    16.1053       9,663.20       600
Broad Park                       10/12/2005    15.9611       2,873.00       180
                      Total                              1,382,819.35    81,450
Federal                          12/27/2001     8.3535      11,686.50     1,399
Federal                            1/7/2002     8.4453      21,375.00     2,531
Federal                           1/25/2002     8.8133      19,830.00     2,250
Federal                           3/11/2004    14.9953      17,319.53     1,155
Federal                           4/14/2004    15.1760      93,893.91     6,187
Federal                           4/15/2004    15.1800      25,047.00     1,650
Federal                           4/29/2004    15.0367      19,848.40     1,320
Federal                           4/30/2004    15.0267      19,339.32     1,287
Federal                            5/6/2004    14.9981      23,502.05     1,567
Federal                            5/7/2004    15.0046      32,184.87     2,145
Federal                           5/12/2004    14.9438      11,342.34       759
Federal                           5/17/2004    14.9301      11,078.10       742
Federal                           5/18/2004    14.9259      30,777.18     2,062
Federal                           5/19/2004    14.9200      12,309.00       825
Federal                           5/20/2004    14.8900      24,568.50     1,650
Federal                            6/1/2004    15.1968      10,774.51       709
Federal                            6/9/2004    15.3333      12,650.00       825
Federal                           6/10/2004    15.3133       8,835.75       577
Federal                           6/14/2004    15.2781      27,225.51     1,782
Federal                           6/18/2004    15.6200     169,070.88    10,824
Federal                           6/22/2004    15.5000      12,787.50       825
Federal                            7/1/2004    15.9336       6,564.66       412
Federal                            7/7/2004    15.9333      78,870.00     4,950
Federal                            7/8/2004    15.8285      28,728.67     1,815
Federal                           7/14/2004    15.9000      13,117.50       825
Federal                           7/14/2004    15.9333     170,885.00    10,725
Federal                           7/19/2004    15.8859       6,545.00       412
Federal                           7/22/2004    15.8619      19,621.22     1,237
Federal                           7/26/2004    15.8250      18,277.88     1,155
Federal                           7/29/2004    15.7000      20,724.00     1,320
Federal                            8/4/2004    15.6667      49,021.00     3,129
Federal                            8/6/2004    15.5433      12,139.30       781
Federal                            8/9/2004    15.4067      12,063.42       783
Federal                            8/9/2004    15.4442      10,378.50       672
Federal                           8/31/2004    16.0589       5,026.45       313
Federal                           9/23/2004    16.1520      29,073.60     1,800
Federal                           9/28/2004    15.9667       5,987.50       375
Federal                           9/30/2004    16.0200      16,821.00     1,050
Federal                           12/7/2004    17.0084      17,212.50     1,012
Federal                          12/15/2004    17.6333      59,512.50     3,375
Federal                          12/17/2004    17.4286      17,637.75     1,012
Federal                            1/3/2005    17.0853      18,913.39     1,107
Federal                            1/4/2005    17.0059      11,479.00       675
Federal                            1/4/2005    17.0586       5,748.75       337
Federal                            1/5/2005    16.8750      17,077.50     1,012
Federal                            1/5/2005    16.9333      11,430.00       675
Federal                            1/7/2005    16.7582       5,647.50       337
Federal                           1/11/2005    16.7000       9,018.00       540

                                              COST PER
ENTITY                           DATE PURCH     SHARE        COST        SHARES
------------------------------   ----------   --------   ------------   -------
Federal                           1/12/2005    16.6917       6,760.13       405
Federal                           1/13/2005    16.6325       6,736.18       405
Federal                           2/22/2005    17.3800       7,821.00       450
Federal                           2/24/2005    17.2500       4,968.00       288
Federal                           3/22/2005    17.2026      20,591.51     1,197
Federal                           3/23/2005    17.1000      12,773.70       747
Federal                           3/29/2005    17.0903       9,844.01       576
Federal                            4/1/2005    17.0727      18,438.52     1,080
Federal                            4/5/2005    17.0000      84,150.00     4,950
Federal                          10/10/2005    16.2188      15,326.73       945
Federal                          10/11/2005    16.0970      12,877.60       800
Federal                          10/12/2005    15.9056       5,726.00       360
                      Total                              1,498,980.82    97,110
PIP                              12/27/2001     8.3382       5,386.50       646
PIP                                1/7/2002     8.4453      21,375.00     2,531
PIP                               1/25/2002     8.8133      19,830.00     2,250
PIP                               3/11/2004    14.9953      23,617.55     1,575
PIP                               4/14/2004    15.1760     128,039.91     8,437
PIP                               4/15/2004    15.1800      34,155.00     2,250
PIP                               4/29/2004    15.0367      27,066.00     1,800
PIP                               4/30/2004    15.0267      26,371.80     1,755
PIP                                5/6/2004    14.9968      32,048.25     2,137
PIP                                5/7/2004    15.0046      43,888.46     2,925
PIP                               5/12/2004    14.9438      15,466.83     1,035
PIP                               5/17/2004    14.9274      15,106.50     1,012
PIP                               5/18/2004    14.9249      41,968.88     2,812
PIP                               5/20/2004    14.9200      16,785.00     1,125
PIP                               5/20/2004    14.8900      33,502.50     2,250
PIP                                6/1/2004    15.1939      14,692.52       967
PIP                                6/9/2004    15.3333      17,250.00     1,125
PIP                               6/10/2004    15.3097      12,048.75       787
PIP                               6/14/2004    15.2781      37,125.70     2,430
PIP                               6/18/2004    15.6200     230,551.20    14,760
PIP                               6/22/2004    15.5000      17,437.50     1,125
PIP                                7/1/2004    15.9285       8,951.81       562
PIP                                7/7/2004    15.9333     107,550.00     6,750
PIP                                7/8/2004    15.8285      39,175.46     2,475
PIP                               7/14/2004    15.9000      17,887.50     1,125
PIP                               7/14/2004    15.9333     233,025.00    14,625
PIP                               7/19/2004    15.8808       8,925.00       562
PIP                               7/22/2004    15.8602      26,756.21     1,687
PIP                               7/26/2004    15.8250      24,924.38     1,575
PIP                               7/29/2004    15.7000      28,260.00     1,800
PIP                                8/4/2004    15.6667      61,664.00     3,936
PIP                                8/6/2004    15.5333      15,284.80       984
PIP                                8/9/2004    15.4067      15,160.16       984
PIP                                8/9/2004    15.4442      13,065.79       846
PIP                               8/31/2004    16.0333       6,301.10       393
PIP                               9/23/2004    16.1520      37,795.68     2,340
PIP                               9/28/2004    15.9831       7,783.75       487
PIP                               9/30/2004    16.0200      21,867.30     1,365
PIP                               12/7/2004    17.0000      22,950.00     1,350
PIP                              12/15/2004    17.6333      79,350.00     4,500
PIP                              12/17/2004    17.4200      23,517.00     1,350
PIP                                1/3/2005    17.0853      25,217.85     1,476
PIP                                1/4/2005    17.0044      15,304.00       900
PIP                                1/4/2005    17.0333       7,665.00       450
PIP                                1/5/2005    16.8667      22,770.00     1,350
PIP                                1/5/2005    16.8696      22,774.00     1,350
PIP                                1/5/2005    16.9333      15,240.00       900

                                              COST PER
ENTITY                           DATE PURCH     SHARE        COST        SHARES
------------------------------   ----------   --------   ------------   -------
PIP                                1/7/2005    16.7333       7,530.00       450
PIP                               1/11/2005    16.7000      12,024.00       720
PIP                               1/12/2005    16.6917       9,013.50       540
PIP                               1/13/2005    16.6325       8,981.57       540
PIP                               2/22/2005    17.3800      10,428.00       600
PIP                               2/24/2005    17.2500       6,624.00       384
PIP                               3/22/2005    17.2026      27,455.35     1,596
PIP                               3/23/2005    17.1000      17,031.60       996
PIP                               3/29/2005    17.0903      13,125.35       768
PIP                                4/1/2005    17.0727      24,584.69     1,440
PIP                                4/5/2005    17.0000     112,200.00     6,600
PIP                              10/10/2005    16.2135      20,428.98     1,260
PIP                              10/11/2005    16.0920      16,092.00     1,000
PIP                                1/3/2006    17.2501    (666,710.00)  (46,314)
                      Total                              1,341,688.68    82,436
Dennis Pollack & Family           4/21/2004    15.3323       5,872.29       383
Dennis Pollack & Family           4/28/2004    15.2067      11,405.00       750
Dennis Pollack & Family           4/28/2004    15.2933      11,470.00       750
Dennis Pollack & Family           4/28/2004    15.5470      11,660.25       750
Dennis Pollack & Family            5/7/2004    15.0228       6,760.25       450
Dennis Pollack & Family           5/12/2004    15.0067       8,553.80       570
Dennis Pollack & Family           5/12/2004    15.0384      21,143.97     1,406
Dennis Pollack & Family           5/12/2004    15.0400      11,280.00       750
Dennis Pollack & Family           5/13/2004    14.9102      22,365.25     1,500
Dennis Pollack & Family           5/14/2004    15.0435      22,565.25     1,500
Dennis Pollack & Family           5/18/2004    14.9768      22,465.25     1,500
Dennis Pollack & Family           5/20/2004    14.9104      21,023.65     1,410
Dennis Pollack & Family           5/20/2004    15.1472       1,363.25        90
Dennis Pollack & Family            7/9/2004    15.8967       4,149.05       261
Dennis Pollack & Family           7/14/2004    15.8842       4,765.25       300
Dennis Pollack & Family           7/22/2004    15.8450      16,637.25     1,050
Dennis Pollack & Family           7/23/2004    15.8383      25,024.53     1,580
Dennis Pollack & Family           7/23/2004    15.8803      11,910.25       750
Dennis Pollack & Family           7/23/2004    15.8803      11,910.25       750
Dennis Pollack & Family           7/23/2004    15.8803      11,910.25       750
Dennis Pollack & Family           8/12/2004    15.5725      14,015.25       900
Dennis Pollack & Family           8/12/2004    15.6004       9,360.25       600
Dennis Pollack & Family           8/12/2004    15.5842       4,675.25       300
Dennis Pollack & Family           8/12/2004    15.5803      11,685.25       750
Dennis Pollack & Family          10/22/2004    16.3313      12,248.50       750
Dennis Pollack & Family          12/20/2004    17.2667      33,670.00     1,950
Dennis Pollack & Family           3/18/2005    17.1729      17,172.94     1,000
Dennis Pollack & Family           3/18/2005    17.1786      17,178.57     1,000
Dennis Pollack & Family           3/18/2005    17.1800       8,590.00       500
                      Total                                392,831.05    25,000
Axelrod Neal                     11/10/2005    17.9259       8,962.95       500
                      Total                                  8,962.95       500
Vanaria Raymond                   11/9/2005    17.7707      17,825.95     1,000
Vanaria Raymond                  12/12/2005    18.1957      18,195.65     1,000
                      Total                                 36,021.60     2,000

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

                                    P R O X Y

THIS PROXY IS SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS OF INTERCHANGE FINANCIAL SERVICES CORPORATION BY THE COMMITTEE TO PRESERVE SHAREHOLDER VALUE.

                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Lawrence Seidman and Neal Axelrod, with full power of substitution as proxy for the undersigned, to vote all shares of common stock, of Interchange Financial Services Corporation, (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April ___, 2006, or any adjournment(s) or postponement(s) thereof (the "Meeting"), as follows:

1.  ELECTION OF DIRECTORS - To elect NEAL AXELROD      RAYMOND VANARIA

              -- FOR      -- WITHHOLD      -- FOR      -- WITHHOLD

To withhold authority to vote for the election of Neal Axelrod or Raymond Vanaria, write the respective name in the following space or withhold authority for either by placing an X next to Withhold.

The Committee intends to use this proxy to vote for three persons who have been nominated by the Company to serve as directors other than the Company Nominees noted below. You should refer to the Company's proxy statement and form of proxy distributed by the Company for the names, backgrounds, qualifications and other information concerning the Company's Nominees. The Committee is NOT seeking authority to vote for and will NOT exercise any authority for Jeremiah F. O'Connor and James E. Healey, two of the Company's five Nominees. There is no assurance that any of the Company's Nominees will serve if elected with the Committee's Nominees. You may withhold authority to vote for an additional Company Nominee, by writing the name of the Company Nominee in the following space below:

                                   ----------

2. APPOINTMENT OF DELOITTE & TOUCHE, LLP, AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006:

                         For ___ Against ___ Abstain __

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. Unless otherwise specified, this proxy will be voted "FOR" the election of the Committee's Nominees as a Director and "FOR" the appointment of Deloitte & Touche, LLP, the independent accountants. This proxy revokes all prior proxies given by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof, as provided in the proxy statement provided herewith.

Please sign exactly as your name appears hereon or on your proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.


                                       Dated:___________________________________


                                       -----------------------------------------
                                                                     (Signature)

                                       -----------------------------------------
                                                    (Signature, if jointly held)

                                       Title: __________________________________

 PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

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